United States
Securities and Exchange Commission
Washington, D.C. 20549
_______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2006

CytoGenix, Inc.
(Exact name of registrant as specified in its charter)

0-26807

(Commission File Number)

Nevada

      76-0484097

(State or other jurisdiction of incorporation)

(IRS Employer Identification No.)

3100 Wilcrest Drive, Suite 140, Houston, Texas

    77042

(Address of principal executive offices)

(Zip Code)

(713) 789-0070

Registrant’s telephone number, including area code

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES

On December 29, 2006, CytoGenix, Inc. (the “Company”) entered into subscription agreements for the private placement of 10,369,990 shares of its common stock, par value, $0.001 per share (the “Common Stock”), at a price of $0.40 per share.  Aggregate gross proceeds to the Company were $4,147,996.  The issuance of the Common Stock is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act and Regulation D, Rule 506 promulgated thereunder because the transaction did not involve a public offering and the Common Stock was offered and issued only to accredited investors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2007	CytoGenix, Inc.
By /s/ Malcolm H. Skolnick Malcolm H. Skolnick, Chief Executive Officer